Execution Copy

Exhibit (10.24)

EASTMAN KODAK COMPANY

2013 OMNIBUS INCENTIVE PLAN

Award Agreement

This “Award Agreement” evidences an award of Nonqualified Stock Options (the “Options”) by the Company under the Eastman Kodak Company 2013 Omnibus Incentive Plan, as amended effective May 22, 2018 and as it may be further amended (the “Plan”), as indicated below.  The Options are subject to all other terms set forth in the Plan and this Award Agreement.  Capitalized terms not defined in this Award Agreement have the meanings given to them in the Plan.

Name of Grantee:James V. Continenza

Grant Date:February 20, 2019

Number of Options:1,150,000 with an Option Price of $3.03

Vesting Schedule:

Vesting Date	Percentage Vesting
February 20, 2019	50%
May 20, 2019	12.5%
August 20, 2019	12.5%
November 20, 2019	12.5%
February 20, 2020	12.5%

Vesting:

The Vesting Schedule for the Options awarded hereunder is set forth above under “Vesting Schedule.”  The Options will only vest if the Grantee is continuously employed by the Company or any of its Affiliates from the Grant Date through the applicable Vesting Date, and except as otherwise provided by this Award Agreement or determined by the Committee, any unvested Options will be forfeited upon any termination of employment.

Notwithstanding the prior sentence, if the Grantee has an employment agreement with the Company that provides for continued or accelerated vesting upon certain qualifying terminations, the terms and conditions in that employment agreement will control.

Execution Copy

Notwithstanding anything in this Award Agreement, the Plan, or in the Grantee’s employment agreement with the Company to the contrary, upon the consummation of a Change of Control, any outstanding Options that have not become vested pursuant to the foregoing Vesting Schedule shall immediately become vested; provided that the Grantee remains continuously employed by the Company through and including the consummation of such Change of Control.

Upon termination of employment, vested Options shall remain exercisable until they expire as set forth below under “Expiration Date.”

Exercise:

No Option will be exercisable prior to the date on which it vests.  Upon Vesting, the Options will allow the purchase of Shares at the Option Price noted above.  Each Option provides for the ability to purchase a single Share.

Subject to the “Withholding” provision below, the Options shall be exercised by written notice or by any other method permitted by the Committee stating the number of Options to be exercised, with payment of the aggregate Option Price for the number of Options exercised.

The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Grantee:

(i)	in cash or its equivalent (e.g., by cashier’s check);
(ii)

to the extent permitted by the Committee, in Shares previously owned by the Grantee having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee,

(iii)	any combination of the foregoing; or
(iv)	in consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan.

Under no circumstances will fractional Shares be issued; if the Grantee elects to pay the Option Price for the Shares using Shares already owned by him, or Shares to be received from his exercise of this Option and such payment involves a fraction of a Share, the remaining fraction of such Share shall be redeemed by the Company and the Company shall pay the Grantee the Fair Market Value of such fractional Share in cash in lieu of issuing such fractional Share.

Expiration Date:

Each Option will expire at the close of business on the day immediately prior to the seventh (7th) anniversary of the Grant Date, unless sooner forfeited in accordance with the terms and conditions of this Award Agreement or the Plan.

Execution Copy

Withholding:

Pursuant to Section 16.4 of the Plan, the Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under the Options or otherwise (including Shares otherwise deliverable), or require the Grantee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising in connection with the Options.

Subject to the Company’s automatic withholding right set out above, the Grantee may elect to satisfy the withholding requirement, in whole or in part:

(i)	by having the Company withhold Shares; or
(ii)	through an independent broker-dealer arrangement to sell a sufficient number of Shares;

in each case, having a Fair Market Value on the date the tax is to be determined equal to the minimum tax required to be withheld.

Grantee Rights:

The Grantee will not have any of the rights of a shareholder with respect to the Shares underlying or covered by the Options, whether or not vested, until such Shares are actually issued and delivered to the Grantee.

Change of Control:

Upon the occurrence of a Change of Control, the Committee may, but shall not be required, to make one or more of the adjustments set forth in Section 14.2 of the Plan to the Options if and to the extent that the Options are outstanding at the time of the Change of Control.

Transferability:

Except as otherwise provided by the Plan, the Options are not in any manner subject to alteration, anticipation, sale, transfer, assignment, pledge or encumbrance.

No Right to Continued Employment:

The Grantee’s receipt of the Options does not give the Grantee a right to remain in the employment of the Company.

Data Privacy:

By accepting the Options, the Grantee agrees that any data, including the Grantee’s personal data, may be exchanged among the Company and its Affiliates to the extent the Company determines necessary or advisable to administer the Plan and the Options, as well as with any third-party engaged by the Company to administer the Plan and the Options granted under the Plan.

Execution Copy

Amendment:

Pursuant to Section 15.2 of the Plan, the Committee may from time to time amend this Award Agreement; provided, however, no amendment shall materially adversely impair the rights of the Grantee under this Award Agreement without the Grantee’s consent.

Miscellaneous:

The Options described in this Award Agreement are intended to be exempt from Section 409A under the stock rights exemption thereto, and the Plan and this Award Agreement shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.  The Company may unilaterally amend this Award Agreement for purposes of exemption from or compliance with Section 409A if, in its sole discretion, the Company determines that such amendment would not have a material adverse effect with respect to the Grantee’s rights under this Award Agreement.  Notwithstanding the foregoing, no person connected with the Plan or the Options in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment will be applicable with respect to the Options or payments made under this Award Agreement, or that such tax treatment will apply to or be available to the Grantee.

The Options (either at the time of vesting or exercise, or otherwise) will not be includible as compensation or earnings for purposes of any benefit or compensation plan offered by the Company or its Affiliates.

The obligations of the Company pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933, as amended, and the Exchange Act, and all rules promulgated thereunder.  In order to avoid any violations, the Committee may, at any time and from time to time, impose additional restrictions upon the Options.

The Option is subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof.  In the event of any conflict between this Award Agreement and the Plan, the terms of the Plan shall control.

This Award Agreement, together with the Plan and the employment agreement between the Company and the Grantee, contains the entire agreement between the Grantee and the Company with respect to the subject matter of this Award Agreement.

By accepting the Options, the Grantee agrees to be subject to the terms and conditions of the Plan and this Award Agreement.

*****

Execution Copy

EASTMAN KODAK COMPANY

2013 OMNIBUS INCENTIVE PLAN

Award Agreement

This “Award Agreement” evidences an award of Nonqualified Stock Options (the “Options”) by the Company under the Eastman Kodak Company 2013 Omnibus Incentive Plan, as amended effective May 22, 2018 and as it may be further amended (the “Plan”), as indicated below.  The Options are subject to all other terms set forth in the Plan and this Award Agreement.  Capitalized terms not defined in this Award Agreement have the meanings given to them in the Plan.

Name of Grantee:James V. Continenza

Grant Date:February 20, 2019

Number of Options:350,000 with an Option Price of $4.53

Vesting Schedule:

Vesting Date	Percentage Vesting
February 20, 2019	50%
May 20, 2019	12.5%
August 20, 2019	12.5%
November 20, 2019	12.5%
February 20, 2020	12.5%

Vesting:

The Vesting Schedule for the Options awarded hereunder is set forth above under “Vesting Schedule.”  The Options will only vest if the Grantee is continuously employed by the Company or any of its Affiliates from the Grant Date through the applicable Vesting Date, and except as otherwise provided by this Award Agreement or determined by the Committee, any unvested Options will be forfeited upon any termination of employment.

Notwithstanding the prior sentence, if the Grantee has an employment agreement with the Company that provides for continued or accelerated vesting upon certain qualifying terminations, the terms and conditions in that employment agreement will control.

Notwithstanding anything in this Award Agreement, the Plan, or in the Grantee’s employment agreement with the Company to the contrary, upon the consummation of a Change of Control, any outstanding Options that have not become vested pursuant to the foregoing Vesting Schedule shall immediately become vested; provided that the Grantee remains continuously employed by the Company through and including the consummation of such Change of Control.

Upon termination of employment, vested Options shall remain exercisable until they expire as set forth below under “Expiration Date.”

Execution Copy

Exercise:

No Option will be exercisable prior to the date on which it vests.  Upon Vesting, the Options will allow the purchase of Shares at the Option Price noted above.  Each Option provides for the ability to purchase a single Share.

Subject to the “Withholding” provision below, the Options shall be exercised by written notice or by any other method permitted by the Committee stating the number of Options to be exercised, with payment of the aggregate Option Price for the number of Options exercised.

The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Grantee:

(i)	in cash or its equivalent (e.g., by cashier’s check);
(ii)

to the extent permitted by the Committee, in Shares previously owned by the Grantee having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee,

(iii)	any combination of the foregoing; or
(iv)	in consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan.

Under no circumstances will fractional Shares be issued; if the Grantee elects to pay the Option Price for the Shares using Shares already owned by him, or Shares to be received from his exercise of this Option and such payment involves a fraction of a Share, the remaining fraction of such Share shall be redeemed by the Company and the Company shall pay the Grantee the Fair Market Value of such fractional Share in cash in lieu of issuing such fractional Share.

Expiration Date:

Each Option will expire at the close of business on the day immediately prior to the seventh (7th) anniversary of the Grant Date, unless sooner forfeited in accordance with the terms and conditions of this Award Agreement or the Plan.

Withholding:

Pursuant to Section 16.4 of the Plan, the Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under the Options or otherwise (including Shares otherwise deliverable), or require the Grantee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising in connection with the Options.

Execution Copy

Subject to the Company’s automatic withholding right set out above, the Grantee may elect to satisfy the withholding requirement, in whole or in part:

(i)	by having the Company withhold Shares; or
(ii)	through an independent broker-dealer arrangement to sell a sufficient number of Shares;

in each case, having a Fair Market Value on the date the tax is to be determined equal to the minimum tax required to be withheld.

Grantee Rights:

The Grantee will not have any of the rights of a shareholder with respect to the Shares underlying or covered by the Options, whether or not vested, until such Shares are actually issued and delivered to the Grantee.

Change of Control:

Upon the occurrence of a Change of Control, the Committee may, but shall not be required, to make one or more of the adjustments set forth in Section 14.2 of the Plan to the Options if and to the extent that the Options are outstanding at the time of the Change of Control.

Transferability:

Except as otherwise provided by the Plan, the Options are not in any manner subject to alteration, anticipation, sale, transfer, assignment, pledge or encumbrance.

No Right to Continued Employment:

The Grantee’s receipt of the Options does not give the Grantee a right to remain in the employment of the Company.

Data Privacy:

By accepting the Options, the Grantee agrees that any data, including the Grantee’s personal data, may be exchanged among the Company and its Affiliates to the extent the Company determines necessary or advisable to administer the Plan and the Options, as well as with any third-party engaged by the Company to administer the Plan and the Options granted under the Plan.

Amendment:

Pursuant to Section 15.2 of the Plan, the Committee may from time to time amend this Award Agreement; provided, however, no amendment shall materially adversely impair the rights of the Grantee under this Award Agreement without the Grantee’s consent.

Execution Copy

Miscellaneous:

The Options described in this Award Agreement are intended to be exempt from Section 409A under the stock rights exemption thereto, and the Plan and this Award Agreement shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.  The Company may unilaterally amend this Award Agreement for purposes of exemption from or compliance with Section 409A if, in its sole discretion, the Company determines that such amendment would not have a material adverse effect with respect to the Grantee’s rights under this Award Agreement.  Notwithstanding the foregoing, no person connected with the Plan or the Options in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment will be applicable with respect to the Options or payments made under this Award Agreement, or that such tax treatment will apply to or be available to the Grantee.

The Options (either at the time of vesting or exercise, or otherwise) will not be includible as compensation or earnings for purposes of any benefit or compensation plan offered by the Company or its Affiliates.

The obligations of the Company pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933, as amended, and the Exchange Act, and all rules promulgated thereunder.  In order to avoid any violations, the Committee may, at any time and from time to time, impose additional restrictions upon the Options.

The Option is subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof.  In the event of any conflict between this Award Agreement and the Plan, the terms of the Plan shall control.

This Award Agreement, together with the Plan and the employment agreement between the Company and the Grantee, contains the entire agreement between the Grantee and the Company with respect to the subject matter of this Award Agreement.

By accepting the Options, the Grantee agrees to be subject to the terms and conditions of the Plan and this Award Agreement.

*****

Execution Copy

EASTMAN KODAK COMPANY

2013 OMNIBUS INCENTIVE PLAN

Award Agreement

This “Award Agreement” evidences an award of Nonqualified Stock Options (the “Options”) by the Company under the Eastman Kodak Company 2013 Omnibus Incentive Plan, as amended effective May 22, 2018 and as it may be further amended (the “Plan”), as indicated below.  The Options are subject to all other terms set forth in the Plan and this Award Agreement.  Capitalized terms not defined in this Award Agreement have the meanings given to them in the Plan.

Name of Grantee:James V. Continenza

Grant Date:February 20, 2019

Number of Options:350,000 with an Option Price of $6.03

Vesting Schedule:

Vesting Date	Percentage Vesting
February 20, 2019	50%
May 20, 2019	12.5%
August 20, 2019	12.5%
November 20, 2019	12.5%
February 20, 2020	12.5%

Vesting:

The Vesting Schedule for the Options awarded hereunder is set forth above under “Vesting Schedule.”  The Options will only vest if the Grantee is continuously employed by the Company or any of its Affiliates from the Grant Date through the applicable Vesting Date, and except as otherwise provided by this Award Agreement or determined by the Committee, any unvested Options will be forfeited upon any termination of employment.

Notwithstanding the prior sentence, if the Grantee has an employment agreement with the Company that provides for continued or accelerated vesting upon certain qualifying terminations, the terms and conditions in that employment agreement will control.

Notwithstanding anything in this Award Agreement, the Plan, or in the Grantee’s employment agreement with the Company to the contrary, upon the consummation of a Change of Control, any outstanding Options that have not become vested pursuant to the foregoing Vesting Schedule shall immediately become vested; provided that the Grantee remains continuously employed by the Company through and including the consummation of such Change of Control.

Upon termination of employment, vested Options shall remain exercisable until they expire as set forth below under “Expiration Date.”

Execution Copy

Exercise:

No Option will be exercisable prior to the date on which it vests.  Upon Vesting, the Options will allow the purchase of Shares at the Option Price noted above.  Each Option provides for the ability to purchase a single Share.

Subject to the “Withholding” provision below, the Options shall be exercised by written notice or by any other method permitted by the Committee stating the number of Options to be exercised, with payment of the aggregate Option Price for the number of Options exercised.

The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Grantee:

(i)	in cash or its equivalent (e.g., by cashier’s check);
(ii)

to the extent permitted by the Committee, in Shares previously owned by the Grantee having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee,

(iii)	any combination of the foregoing; or
(iv)	in consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan.

Under no circumstances will fractional Shares be issued; if the Grantee elects to pay the Option Price for the Shares using Shares already owned by him, or Shares to be received from his exercise of this Option and such payment involves a fraction of a Share, the remaining fraction of such Share shall be redeemed by the Company and the Company shall pay the Grantee the Fair Market Value of such fractional Share in cash in lieu of issuing such fractional Share.

Expiration Date:

Each Option will expire at the close of business on the day immediately prior to the seventh (7th) anniversary of the Grant Date, unless sooner forfeited in accordance with the terms and conditions of this Award Agreement or the Plan.

Withholding:

Pursuant to Section 16.4 of the Plan, the Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under the Options or otherwise (including Shares otherwise deliverable), or require the Grantee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising in connection with the Options.

Execution Copy

Subject to the Company’s automatic withholding right set out above, the Grantee may elect to satisfy the withholding requirement, in whole or in part:

(i)	by having the Company withhold Shares; or
(ii)	through an independent broker-dealer arrangement to sell a sufficient number of Shares;

in each case, having a Fair Market Value on the date the tax is to be determined equal to the minimum tax required to be withheld.

Grantee Rights:

The Grantee will not have any of the rights of a shareholder with respect to the Shares underlying or covered by the Options, whether or not vested, until such Shares are actually issued and delivered to the Grantee.

Change of Control:

Upon the occurrence of a Change of Control, the Committee may, but shall not be required, to make one or more of the adjustments set forth in Section 14.2 of the Plan to the Options if and to the extent that the Options are outstanding at the time of the Change of Control.

Transferability:

Except as otherwise provided by the Plan, the Options are not in any manner subject to alteration, anticipation, sale, transfer, assignment, pledge or encumbrance.

No Right to Continued Employment:

The Grantee’s receipt of the Options does not give the Grantee a right to remain in the employment of the Company.

Data Privacy:

By accepting the Options, the Grantee agrees that any data, including the Grantee’s personal data, may be exchanged among the Company and its Affiliates to the extent the Company determines necessary or advisable to administer the Plan and the Options, as well as with any third-party engaged by the Company to administer the Plan and the Options granted under the Plan.

Amendment:

Pursuant to Section 15.2 of the Plan, the Committee may from time to time amend this Award Agreement; provided, however, no amendment shall materially adversely impair the rights of the Grantee under this Award Agreement without the Grantee’s consent.

Execution Copy

Miscellaneous:

The Options described in this Award Agreement are intended to be exempt from Section 409A under the stock rights exemption thereto, and the Plan and this Award Agreement shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.  The Company may unilaterally amend this Award Agreement for purposes of exemption from or compliance with Section 409A if, in its sole discretion, the Company determines that such amendment would not have a material adverse effect with respect to the Grantee’s rights under this Award Agreement.  Notwithstanding the foregoing, no person connected with the Plan or the Options in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment will be applicable with respect to the Options or payments made under this Award Agreement, or that such tax treatment will apply to or be available to the Grantee.

The Options (either at the time of vesting or exercise, or otherwise) will not be includible as compensation or earnings for purposes of any benefit or compensation plan offered by the Company or its Affiliates.

The obligations of the Company pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933, as amended, and the Exchange Act, and all rules promulgated thereunder.  In order to avoid any violations, the Committee may, at any time and from time to time, impose additional restrictions upon the Options.

The Option is subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof.  In the event of any conflict between this Award Agreement and the Plan, the terms of the Plan shall control.

This Award Agreement, together with the Plan and the employment agreement between the Company and the Grantee, contains the entire agreement between the Grantee and the Company with respect to the subject matter of this Award Agreement.

By accepting the Options, the Grantee agrees to be subject to the terms and conditions of the Plan and this Award Agreement.

*****

Execution Copy

EASTMAN KODAK COMPANY

2013 OMNIBUS INCENTIVE PLAN

Award Agreement

This “Award Agreement” evidences an award of Nonqualified Stock Options (the “Options”) by the Company under the Eastman Kodak Company 2013 Omnibus Incentive Plan, as amended effective May 22, 2018 and as it may be further amended (the “Plan”), as indicated below.  The Options are subject to all other terms set forth in the Plan and this Award Agreement.  Capitalized terms not defined in this Award Agreement have the meanings given to them in the Plan.

Name of Grantee:James V. Continenza

Grant Date:February 20, 2019

Number of Options:200,000 with an Option Price of $12.00

Vesting Schedule:

Vesting Date	Percentage Vesting
February 20, 2019	50%
May 20, 2019	12.5%
August 20, 2019	12.5%
November 20, 2019	12.5%
February 20, 2020	12.5%

Vesting:

The Vesting Schedule for the Options awarded hereunder is set forth above under “Vesting Schedule.”  The Options will only vest if the Grantee is continuously employed by the Company or any of its Affiliates from the Grant Date through the applicable Vesting Date, and except as otherwise provided by this Award Agreement or determined by the Committee, any unvested Options will be forfeited upon any termination of employment.

Notwithstanding the prior sentence, if the Grantee has an employment agreement with the Company that provides for continued or accelerated vesting upon certain qualifying terminations, the terms and conditions in that employment agreement will control.

Notwithstanding anything in this Award Agreement, the Plan, or in the Grantee’s employment agreement with the Company to the contrary, upon the consummation of a Change of Control, any outstanding Options that have not become vested pursuant to the foregoing Vesting Schedule shall immediately become vested; provided that the Grantee remains continuously employed by the Company through and including the consummation of such Change of Control.

Upon termination of employment, vested Options shall remain exercisable until they expire as set forth below under “Expiration Date.”

Execution Copy

Exercise:

No Option will be exercisable prior to the date on which it vests.  Upon Vesting, the Options will allow the purchase of Shares at the Option Price noted above.  Each Option provides for the ability to purchase a single Share.

Subject to the “Withholding” provision below, the Options shall be exercised by written notice or by any other method permitted by the Committee stating the number of Options to be exercised, with payment of the aggregate Option Price for the number of Options exercised.

The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Grantee:

(i)	in cash or its equivalent (e.g., by cashier’s check);
(ii)

to the extent permitted by the Committee, in Shares previously owned by the Grantee having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee,

(iii)	any combination of the foregoing; or
(iv)	in consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan.

Under no circumstances will fractional Shares be issued; if the Grantee elects to pay the Option Price for the Shares using Shares already owned by him, or Shares to be received from his exercise of this Option and such payment involves a fraction of a Share, the remaining fraction of such Share shall be redeemed by the Company and the Company shall pay the Grantee the Fair Market Value of such fractional Share in cash in lieu of issuing such fractional Share.

Expiration Date:

Each Option will expire at the close of business on the day immediately prior to the seventh (7th) anniversary of the Grant Date, unless sooner forfeited in accordance with the terms and conditions of this Award Agreement or the Plan.

Withholding:

Pursuant to Section 16.4 of the Plan, the Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under the Options or otherwise (including Shares otherwise deliverable), or require the Grantee to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising in connection with the Options.

Execution Copy

Subject to the Company’s automatic withholding right set out above, the Grantee may elect to satisfy the withholding requirement, in whole or in part:

(i)	by having the Company withhold Shares; or
(ii)	through an independent broker-dealer arrangement to sell a sufficient number of Shares;

in each case, having a Fair Market Value on the date the tax is to be determined equal to the minimum tax required to be withheld.

Grantee Rights:

The Grantee will not have any of the rights of a shareholder with respect to the Shares underlying or covered by the Options, whether or not vested, until such Shares are actually issued and delivered to the Grantee.

Change of Control:

Upon the occurrence of a Change of Control, the Committee may, but shall not be required, to make one or more of the adjustments set forth in Section 14.2 of the Plan to the Options if and to the extent that the Options are outstanding at the time of the Change of Control.

Transferability:

Except as otherwise provided by the Plan, the Options are not in any manner subject to alteration, anticipation, sale, transfer, assignment, pledge or encumbrance.

No Right to Continued Employment:

The Grantee’s receipt of the Options does not give the Grantee a right to remain in the employment of the Company.

Data Privacy:

By accepting the Options, the Grantee agrees that any data, including the Grantee’s personal data, may be exchanged among the Company and its Affiliates to the extent the Company determines necessary or advisable to administer the Plan and the Options, as well as with any third-party engaged by the Company to administer the Plan and the Options granted under the Plan.

Amendment:

Pursuant to Section 15.2 of the Plan, the Committee may from time to time amend this Award Agreement; provided, however, no amendment shall materially adversely impair the rights of the Grantee under this Award Agreement without the Grantee’s consent.

Execution Copy

Miscellaneous:

The Options described in this Award Agreement are intended to be exempt from Section 409A under the stock rights exemption thereto, and the Plan and this Award Agreement shall be interpreted and administered consistent with such intention, and in accordance with Eastman Kodak Company’s Policy Regarding Section 409A Compliance.  The Company may unilaterally amend this Award Agreement for purposes of exemption from or compliance with Section 409A if, in its sole discretion, the Company determines that such amendment would not have a material adverse effect with respect to the Grantee’s rights under this Award Agreement.  Notwithstanding the foregoing, no person connected with the Plan or the Options in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment will be applicable with respect to the Options or payments made under this Award Agreement, or that such tax treatment will apply to or be available to the Grantee.

The Options (either at the time of vesting or exercise, or otherwise) will not be includible as compensation or earnings for purposes of any benefit or compensation plan offered by the Company or its Affiliates.

The obligations of the Company pursuant hereto are subject to compliance with all applicable governmental laws, regulations, rules and administrative actions, including, but not limited to, the Securities Act of 1933, as amended, and the Exchange Act, and all rules promulgated thereunder.  In order to avoid any violations, the Committee may, at any time and from time to time, impose additional restrictions upon the Options.

The Option is subject to the Plan and any interpretations by the Committee under the Plan, which are hereby incorporated into this Award Agreement by reference and made a part hereof.  In the event of any conflict between this Award Agreement and the Plan, the terms of the Plan shall control.

This Award Agreement, together with the Plan and the employment agreement between the Company and the Grantee, contains the entire agreement between the Grantee and the Company with respect to the subject matter of this Award Agreement.

By accepting the Options, the Grantee agrees to be subject to the terms and conditions of the Plan and this Award Agreement.

*****